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                             EXCELSIOR FUNDS, INC.

               MONEY, GOVERNMENT MONEY AND TREASURY MONEY FUNDS

                       EXCELSIOR TAX-EXEMPT FUNDS, INC.

                             TAX-EXEMPT MONEY FUND

                 SUPPLEMENT TO PROSPECTUS DATED AUGUST 1, 1996

  Paragraph Number 1 under the section entitled "Investment Limitations" has been revised to read as follows:

  No Fund may purchase securities of any one issuer if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, provided that up to 25% of the value of each Fund's total assets may be invested without regard to this 5% limitation; notwithstanding the foregoing restriction, each Fund may invest without regard to the 5% limitation in Government Securities (as defined in the 1940 Act) and as otherwise permitted in accordance with Rule 2a-7 under the 1940 Act or any successor rule.

  The date of this Supplement is December 23, 1996.